MAINSTAY FUNDS TRUST

MainStay Growth Allocation Fund

MainStay Moderate Growth Allocation Fund

(collectively, the “Funds”)

Supplement dated June 25, 2020 (“Supplement”)

to the Summary Prospectuses and Prospectus, each dated February 28, 2020, as supplemented, and Statement of Additional Information, dated February 28, 2020, as supplemented and amended (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and SAI.

At a meeting held on June 23-24, 2020, the Board of Trustees of MainStay Funds Trust considered and approved the following changes, which will take effect on July 31, 2020.

1.	Name Change. All references to the Funds’ current names will be replaced with their new names as listed below.

Current Name	New Name
MainStay Growth Allocation Fund	MainStay Equity Allocation Fund
MainStay Moderate Growth Allocation Fund	MainStay Growth Allocation Fund

2.	Principal Investment Strategies. The following is added as the first sentence to the third paragraph in the “Principal Investment Strategies” section of the MainStay Growth Allocation Fund’s (to be renamed “MainStay Equity Allocation Fund”) Summary Prospectus and Prospectus:

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds.

3.	Investment Policies and Objectives. In the section of the Prospectus entitled “More About Investment Strategies and Risks,” the following changes are made:

(a)	The first sentence of the first paragraph in the subsection entitled “Investment Policies and Objectives” is deleted in its entirety and replaced with the following:

The MainStay Equity Allocation Fund and certain Underlying Funds have names which suggest a focus on a particular type of investment.

(b)	The following is added after the end of the fifth sentence of the first paragraph in the subsection entitled “Investment Policies and Objectives”:

The MainStay Equity Allocation Fund’s policy to invest at least 80% of its assets in such a manner is “non-fundamental,” which means that it may be changed without shareholder approval. The MainStay Equity Allocation Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in this non-fundamental policy of the Fund with respect to investments of the type suggested by its name.

4.	Non-Fundamental Investment Policies Related to Fund Names. The table in the SAI section entitled “Non-Fundamental Investment Restrictions – General” is amended to include the policy for the MainStay Growth Allocation Fund (to be renamed “MainStay Equity Allocation Fund”) as follows:

MainStay Equity Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in underlying equity funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.